                                                                      EXHIBIT 24

                            ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT

                               -----------------

                               POWER OF ATTORNEY

                               -----------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for her or him and his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February 1999.

                                  /s/ William F. Aldinger
                                  -----------------------------
                                  William F. Aldinger

                            ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT

                               -----------------

                               POWER OF ATTORNEY

                               -----------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, wit full power of substitution and resubstitution for her or him and his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February 1999.

                                  /s/ Michael J. Birck
                                  -----------------------------
                                  Michael J. Birck

                            ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT

                               -----------------

                               POWER OF ATTORNEY

                               -----------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, wit full power of substitution and resubstitution for her or him and his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February 1999.

                                  /s/ Marvin G. Brailsford
                                  -----------------------------
                                  Marvin D. Brailsford

                            ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT

                               -----------------

                               POWER OF ATTORNEY

                               -----------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, wit full power of substitution and resubstitution for her or him and his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February 1999.

                                  /s/ Susan Crown
                                  -----------------------------
                                  Susan Crown

                            ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT

                               -----------------

                               POWER OF ATTORNEY

                               -----------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, wit full power of substitution and resubstitution for her or him and his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February 1999.

                                  /s/ H. Richard Crowther
                                  -----------------------------
                                  H. Richard Crowther

                            ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT

                               -----------------

                               POWER OF ATTORNEY

                               -----------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, wit full power of substitution and resubstitution for her or him and his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February 1999.

                                  /s/ W. James Farrell
                                  -----------------------------
                                  W. James Farrell

                            ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT

                               -----------------

                               POWER OF ATTORNEY

                               -----------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, wit full power of substitution and resubstitution for her or him and his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February 1999.

                                  /s/ Robert C. McCormack
                                  -----------------------------
                                  Robert C. McCormack

                            ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT

                               -----------------

                               POWER OF ATTORNEY

                               -----------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, wit full power of substitution and resubstitution for her or him and his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February 1999.

                                  /s/ Phillip B. Rooney
                                  -----------------------------
                                  Phillip B. Rooney

                            ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT

                               -----------------

                               POWER OF ATTORNEY

                               -----------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, wit full power of substitution and resubstitution for her or him and his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February 1999.

                                  /s/ Harold B. Smith
                                  -----------------------------
                                  Harold B. Smith

                            ILLINOIS TOOL WORKS INC.

                            FORM 10-K ANNUAL REPORT

                               -----------------

                               POWER OF ATTORNEY

                               -----------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned whose signature appears below constitutes and appoints W. James Farrell, Harold B. Smith and Stewart S. Hudnut, and each of them, his true and lawful attorneys-in-fact and agents, wit full power of substitution and resubstitution for her or him and his or her name, place and stead, in any and all capacities, to sign the Company's Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 19th day of February 1999.

                                  /s/ Ormand J. Wade
                                  -----------------------------
                                  Ormand J. Wade